UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2024

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2024, Sphere Entertainment Co. (“Sphere”), MSG Networks Inc. (“Networks”), a subsidiary of Sphere, and Andrea Greenberg, the President & Chief Executive Officer of Networks, entered into an employment agreement (the “Greenberg Employment Agreement”), effective September 1, 2024. The Greenberg Employment Agreement is substantially the same as the existing employment agreement between Networks and Ms. Greenberg, except that (i) for the six-month period from July 1, 2024 – December 31, 2024 (the “Transition Period”), Ms. Greenberg’s target bonus opportunity will equal not less than 50% of the annual target bonus opportunity otherwise contemplated under the Greenberg Employment Agreement, (ii) for the Transition Period, Ms. Greenberg’s grant of cash and/or equity awards will have a target value of not less than 50% of the target value of the annual grants of cash and/or equity awards otherwise contemplated under the Greenberg Employment Agreement, (iii) the scheduled expiration date of the Greenberg Employment Agreement is September 1, 2025, and (iv) if on or prior to the scheduled expiration date Ms. Greenberg’s employment with Networks is terminated (a) by Networks other than for “cause” (as defined in the Greenberg Employment Agreement), or (b) by Ms. Greenberg for “good reason” (as defined in the Greenberg Employment Agreement) and so long as “cause” does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with Networks, Networks will provide her with, among other benefits and rights, a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus.

The description above is qualified in its entirety by reference to the Greenberg Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated as of August 27, 2024, between MSG Networks Inc., Sphere Entertainment Co. and Andrea Greenberg. †

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	This exhibit is a management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Secretary

Dated: August 30, 2024